UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Advantage Small Cap Growth Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2021

Date of reporting period: 09/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2021

2021 Annual Report

BlackRock FundsSM

•  BlackRock Advantage Small Cap Growth Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a brisk pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.18%	30.00%

U.S. small cap equities (Russell 2000® Index)	(0.25)	47.68

International equities (MSCI Europe, Australasia, Far East Index)	4.70	25.73

Emerging market equities (MSCI Emerging Markets Index)	(3.45)	18.20

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.92	(6.22)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.88	(0.90)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	2.71

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.65	11.27

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2021	BlackRock Advantage Small Cap Growth Fund

Investment Objective

BlackRock Advantage Small Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2021, all of the Fund’s share classes outperformed its benchmark, the Russell 2000® Growth Index, except for Class R Shares, which performed in line with, and Investor C Shares, which underperformed, the benchmark.

What factors influenced performance?

The Fund performed well during the period despite volatile swings in the macroeconomic and market environment. Early in the period, a strong reflationary tone as COVID-19 vaccine efficacy data pulled expectations on economic reopening forward prompted a sharp market rotation toward value styles. As economic data improved, inflationary pressures mounted, as investors questioned whether price increases were truly transitory in nature. This concern prompted a less accommodative monetary policy stance from the Fed, and a rotation back toward secular growth began in June 2021. Declining bond yields as well as worries about the COVID-19 delta variant persisted until late in the period, as the expected tapering of bond purchases announced at the Fed’s September monetary policy meeting sent bond yields higher and resulted in a shift back toward value styles. Rising commodity prices added to worries about inflation, further supporting the value rotation.

Fundamental quality measures were the primary contributor to returns during the period. Environmental, social and governance (“ESG”)-related insights were the best performers overall, led by an insight that captures investor flows into ESG-favored securities. This insight capitalized on the broader trend toward sustainability in investing. Amid the broader economic recovery, human capital measures, such as looking at employee sentiment and benefits, produced strong results from the reopening theme early in the period. These insights helped to capture gains resulting from the reflationary environment that prevailed throughout much of the period by motivating the Fund’s overweight positions in financials and communication services stocks.

Also contributing to relative performance were insights that look at company management, collectively analyzing the text of various commentaries and press releases to identify short-term performance, trends in long-term fundamentals, and overall management quality. These insights prompted the Fund’s overweight position in software companies. Moreover, sentiment insights were also additive, led by recently added trend-based measures that look to identify sensitivity to supply-chain challenges. Similarly, a signal that seeks to capture industry exposure to input cost pressures performed well across consumer discretionary stocks.

Despite the Fund’s overall outperformance, it unsurprisingly struggled at various inflection points during the period. Notably, June 2021 proved especially challenging, as prevailing performance trends from earlier in the period experienced a sharp reversal as investor preferences shifted toward secular growth. This had an adverse impact on valuation-based measures, particularly among insights that seek to identify attractively priced growth companies in the information technology (“IT”) sector. Performance was also weak in September 2021 amid the sharp rotation back toward value styles. Growth-oriented quality measures, such as ESG-related insights and a measure identifying founder-led companies, detracted from relative performance. The sharp rise in commodity prices late in the period also proved challenging for environmental measures.

More broadly, a quality measure preferring lower-risk securities detracted from performance. The signal faced a generally pro-risk market tone during the period as the economy reopened and stock markets continued to rise strongly, and the Fund’s underweight position in specialty retailers that the signal motivated was a detractor.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major drivers of return during the period. However, there were several new stock selection insights added to the Fund. The Fund built upon its existing alternative data capabilities by adding an insight capturing brand sentiment around retail names. Additionally, given the dynamic nature of the current market environment, the Fund instituted enhanced signal constructs to identify emerging trends, such as sentiment surrounding supply chain disruptions and wage inflation.

Describe portfolio positioning at period end.

Relative to the Russell 2000® Growth Index, the Fund’s positioning remained largely sector neutral. The Fund maintained slight overweight positions in consumer discretionary companies and utilities, while maintaining slight underweight positions in the consumer staples and real estate sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2021 (continued)	BlackRock Advantage Small Cap Growth Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

(c)

An unmanaged index that measures performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2021

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	33.89%	N/A	16.42%	N/A	15.82%	N/A
Investor A	33.54	26.53%	16.10	14.86%	15.49	14.87%
Investor C	32.52	31.52	15.24	15.24	14.77	14.77
Class K	33.94	N/A	16.45	N/A	15.84	N/A
Class R	33.25	N/A	15.84	N/A	15.25	N/A
Russell 2000® Growth Index	33.27	N/A	15.34	N/A	15.74	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 986.60	$ 2.49		$ 1,000.00	$ 1,022.56	$ 2.54		0.50%
Investor A	1,000.00	985.20	3.73		1,000.00	1,021.31	3.80		0.75
Investor C	1,000.00	981.70	7.45		1,000.00	1,017.55	7.59		1.50
Class K	1,000.00	986.60	2.24		1,000.00	1,022.81	2.28		0.45
Class R	1,000.00	984.00	4.97		1,000.00	1,020.05	5.06		1.00

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2021 (continued)	BlackRock Advantage Small Cap Growth Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Silicon Laboratories, Inc.	2%
Lattice Semiconductor Corp.	1
EMCOR Group, Inc.	1
Werner Enterprises, Inc.	1
Power Integrations, Inc.	1
Varonis Systems, Inc.	1
International Game Technology PLC	1
Insperity, Inc.	1
SiteOne Landscape Supply, Inc.	1
Franklin Electric Co., Inc.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Health Care	27%
Information Technology	23
Consumer Discretionary	15
Industrials	14
Financials	5
Materials	3
Consumer Staples	2
Communication Services	2
Energy	2
Real Estate	2
Utilities	1
Short-Term Securities	6
Liabilities in Excess of Other Assets	(2)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years. Effective on or about the close of business on October 28, 2021, the Fund’s Investor C Shares will be converted into Investor A Shares.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Class R Shares performance shown prior to the Class R Shares inception date of March 2, 2018 is that of Institutional Shares and was restated to reflect Class R Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on April 1, 2021 and held through September 30, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments September 30, 2021	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
Aerojet Rocketdyne Holdings, Inc.	41,440	$1,804,712
PAE, Inc.(a)	113,411	678,198

		2,482,910

Air Freight & Logistics — 0.5%
Echo Global Logistics, Inc.(a)	35,896	1,712,598
Hub Group, Inc., Class A(a)	46,690	3,209,938

		4,922,536

Airlines — 0.3%
Allegiant Travel Co.(a)	10,830	2,117,048
Spirit Airlines, Inc.(a)	46,523	1,206,807

		3,323,855

Auto Components — 1.4%
Dana, Inc.	6,030	134,107
Fox Factory Holding Corp.(a)	31,050	4,487,967
LCI Industries	35,976	4,843,449
Patrick Industries, Inc.	34,566	2,879,348
XPEL, Inc.(a)	19,549	1,482,987

		13,827,858

Banks — 0.4%
Capital City Bank Group, Inc.	1,600	39,584
First Financial Bankshares, Inc.	13,746	631,629
First Interstate BancSystem, Inc., Class A	43,524	1,752,276
Glacier Bancorp, Inc.	29,969	1,658,784
Heartland Financial USA, Inc.	3,616	173,857
Salisbury Bancorp, Inc.	6	315

		4,256,445

Biotechnology — 11.9%
4D Molecular Therapeutics, Inc.(a)	5,347	144,209
89bio, Inc.(a)	9,698	189,984
ACADIA Pharmaceuticals, Inc.(a)	42,661	708,599
Adagio Therapeutics, Inc.(a)	4,735	200,006
Adamas Pharmaceuticals, Inc.(a)	23,855	117,128
Affimed NV(a)	174,408	1,077,841
Agenus, Inc.(a)	293,931	1,543,138
Akebia Therapeutics, Inc.(a)	104,037	299,627
Akero Therapeutics, Inc.(a)	24,948	557,588
Alector, Inc.(a)(b)	79,615	1,816,814
Aligos Therapeutics, Inc.(a)	6,660	103,297
Alkermes PLC(a)	79,033	2,437,378
Allakos, Inc.(a)	18,796	1,989,933
Allogene Therapeutics, Inc.(a)	57,162	1,469,063
Allovir, Inc.(a)	7,891	197,748
Amicus Therapeutics, Inc.(a)	142,758	1,363,339
Anavex Life Sciences Corp.(a)	22,639	406,370
Apellis Pharmaceuticals, Inc.(a)	28,954	954,324
Applied Molecular Transport, Inc.(a)	12,146	314,217
Applied Therapeutics, Inc.(a)(b)	8,281	137,465
Arcutis Biotherapeutics, Inc.(a)(b)	35,068	837,775
Arrowhead Pharmaceuticals, Inc.(a)	54,739	3,417,356
Atara Biotherapeutics, Inc.(a)	68,019	1,217,540
Athenex, Inc.(a)	80,705	242,922
Athersys, Inc.(a)(b)	325,111	432,398
Atossa Therapeutics, Inc.(a)	40,078	130,654
Avidity Biosciences, Inc.(a)	24,231	596,810
Avrobio, Inc.(a)	29,981	167,294
Beam Therapeutics, Inc.(a)(b)	24,930	2,169,159
Beyondspring, Inc.(a)(b)	25,179	396,821
BioAtla, Inc.(a)	3,885	114,374
BioCryst Pharmaceuticals, Inc.(a)	74,439	1,069,688

Security	Shares	Value

Biotechnology (continued)
Biohaven Pharmaceutical Holding Co. Ltd.(a)	18,485	$2,567,751
Bioxcel Therapeutics, Inc.(a)(b)	6,222	188,838
Blueprint Medicines Corp.(a)	28,957	2,977,069
Bolt Biotherapeutics, Inc.(a)	12,244	154,887
Bridgebio Pharma, Inc.(a)	69,722	3,267,870
C4 Therapeutics, Inc.(a)	44,981	2,009,751
Calithera Biosciences, Inc.(a)	10,715	23,359
CareDx, Inc.(a)	34,045	2,157,432
Celldex Therapeutics, Inc.(a)	7,640	412,484
Checkmate Pharmaceuticals, Inc.(a)(b)	17,089	67,843
Chinook Therapeutics, Inc.(a)	18,964	241,981
Clovis Oncology, Inc.(a)	145,316	648,109
Codiak Biosciences, Inc.(a)	11,041	180,300
Coherus Biosciences, Inc.(a)(b)	103,548	1,664,016
Cortexyme, Inc.(a)	5,959	546,202
Crinetics Pharmaceuticals, Inc.(a)	15,058	316,971
Cue Biopharma, Inc.(a)	48,404	705,246
Cullinan Oncology, Inc.(a)(b)	7,168	161,782
Cytokinetics, Inc.(a)(b)	21,656	773,985
Deciphera Pharmaceuticals, Inc.(a)	42,804	1,454,480
Denali Therapeutics, Inc.(a)	47,836	2,413,326
Dicerna Pharmaceuticals, Inc.(a)	30,814	621,210
Dynavax Technologies Corp.(a)	61,100	1,173,731
Editas Medicine, Inc.(a)	49,285	2,024,628
Eiger BioPharmaceuticals, Inc.(a)(b)	24,710	165,063
Enanta Pharmaceuticals, Inc.(a)	17,887	1,016,160
Fate Therapeutics, Inc.(a)	44,689	2,648,717
FibroGen, Inc.(a)	20,375	208,233
Flexion Therapeutics, Inc.(a)	88,625	540,612
Foghorn Therapeutics, Inc.(a)	21,233	295,776
Frequency Therapeutics, Inc.(a)	21,815	154,014
G1 Therapeutics, Inc.(a)(b)	21,047	282,451
Galera Therapeutics, Inc.(a)	21,379	173,170
Global Blood Therapeutics, Inc.(a)	22,228	566,369
Halozyme Therapeutics, Inc.(a)(b)	116,279	4,730,230
Harpoon Therapeutics, Inc.(a)	29,325	231,667
Heron Therapeutics, Inc.(a)	69,671	744,783
ImmunityBio, Inc.(a)	9,849	95,929
Impel Neuropharma, Inc.(a)(b)	10,172	123,895
Infinity Pharmaceuticals, Inc.(a)	52,797	180,566
Inhibrx, Inc.(a)	11,532	384,131
Inovio Pharmaceuticals, Inc.(a)(b)	67,393	482,534
Insmed, Inc.(a)	103,435	2,848,600
Intellia Therapeutics, Inc.(a)	53,906	7,231,490
Intercept Pharmaceuticals, Inc.(a)	6,776	100,624
Invitae Corp.(a)(b)	70,284	1,998,174
Ironwood Pharmaceuticals, Inc.(a)	99,266	1,296,414
Kadmon Holdings, Inc.(a)	16,960	147,722
Karuna Therapeutics, Inc.(a)	7,436	909,646
Karyopharm Therapeutics, Inc.(a)	155,043	902,350
Kiniksa Pharmaceuticals Ltd., Class A(a)	39,404	448,812
Kinnate Biopharma, Inc.(a)	12,552	288,947
Kodiak Sciences, Inc.(a)	13,661	1,311,183
Kymera Therapeutics, Inc.(a)	8,781	515,796
MacroGenics, Inc.(a)	33,857	708,966
Madrigal Pharmaceuticals, Inc.(a)	3,226	257,403
Magenta Therapeutics, Inc.(a)	17,340	126,235
MannKind Corp.(a)(b)	216,914	943,576
Mirum Pharmaceuticals, Inc.(a)	26,966	537,163
Natera, Inc.(a)	4,373	487,327
NextCure, Inc.(a)	62,220	419,363
Ocugen, Inc.(a)	100,431	721,095

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
OPKO Health, Inc.(a)	76,417	$278,922
Organogenesis Holdings, Inc.(a)	50,291	716,144
Oyster Point Pharma, Inc.(a)(b)	39,844	472,151
Passage Bio, Inc.(a)	25,527	254,249
PMV Pharmaceuticals, Inc.(a)	16,018	477,336
Poseida Therapeutics, Inc.(a)	75,620	551,270
Precision BioSciences, Inc.(a)	52,050	600,657
Prelude Therapeutics, Inc.(a)	3,604	112,625
Prothena Corp. PLC(a)	5,315	378,587
PTC Therapeutics, Inc.(a)	64,615	2,404,324
Puma Biotechnology, Inc.(a)	64,235	450,287
Recursion Pharmaceuticals, Inc., Class A(a)	5,990	137,830
REGENXBIO, Inc.(a)	25,158	1,054,623
Relay Therapeutics, Inc.(a)	54,395	1,715,074
REVOLUTION Medicines, Inc.(a)	23,132	636,361
Rigel Pharmaceuticals, Inc.(a)	333,791	1,211,661
Rocket Pharmaceuticals, Inc.(a)	20,224	604,495
Sana Biotechnology, Inc.(a)(b)	19,982	449,995
Sangamo Therapeutics, Inc.(a)	129,034	1,162,596
Selecta Biosciences, Inc.(a)(b)	42,396	176,367
Seres Therapeutics, Inc.(a)	60,407	420,433
Sigilon Therapeutics, Inc.(a)(b)	5,502	31,086
Sorrento Therapeutics, Inc.(a)(b)	259,161	1,977,398
Spectrum Pharmaceuticals, Inc.(a)(b)	176,677	385,156
SpringWorks Therapeutics, Inc.(a)	15,422	978,372
Sutro Biopharma, Inc.(a)	45,276	855,264
Taysha Gene Therapies, Inc.(a)	17,862	332,590
TG Therapeutics, Inc.(a)	101,605	3,381,414
Trillium Therapeutics, Inc.(a)	10,318	181,184
Twist Bioscience Corp.(a)	41,717	4,462,467
Ultragenyx Pharmaceutical, Inc.(a)	7,340	661,995
Veracyte, Inc.(a)	20,429	948,927
Vericel Corp.(a)	13,793	673,098
Vincerx Pharma, Inc.(a)	32,839	531,007
Vir Biotechnology, Inc.(a)	44,993	1,958,095
Xencor, Inc.(a)	9,033	295,018
Y-mAbs Therapeutics, Inc.(a)	14,845	423,676
Zentalis Pharmaceuticals, Inc.(a)	18,397	1,225,976

		122,368,006

Building Products — 1.3%
AAON, Inc.	3,336	217,974
Builders FirstSource, Inc.(a)(b)	166,597	8,619,729
Cornerstone Building Brands, Inc.(a)	75,843	1,108,066
JELD-WEN Holding, Inc.(a)	104,119	2,606,098
Resideo Technologies, Inc.(a)	28,702	711,523

		13,263,390

Capital Markets — 3.0%
Artisan Partners Asset Management, Inc., Class A	64,014	3,131,565
Cohen & Steers, Inc.	74,519	6,242,457
Cowen, Inc., Class A	7,307	250,703
Donnelley Financial Solutions, Inc.(a)	26,166	905,867
Hamilton Lane, Inc., Class A	67,543	5,728,997
Houlihan Lokey, Inc.	45,487	4,189,353
Moelis & Co., Class A	30,967	1,915,928
Open Lending Corp., Class A(a)	12,937	466,637
Sculptor Capital Management, Inc.	20,058	559,418
Stifel Financial Corp	97,076	6,597,285
Virtus Investment Partners, Inc.	2,594	804,970

		30,793,180

Chemicals — 1.7%
Amyris, Inc.(a)	45,577	625,772

Security	Shares	Value

Chemicals (continued)
Avient Corp.	100,771	$4,670,736
Hawkins, Inc.	17,647	615,527
HB Fuller Co.	68,248	4,406,091
Innospec, Inc.	10,894	917,493
Kronos Worldwide, Inc.	28,534	354,107
Livent Corp.(a)	131,551	3,040,144
Trinseo SA	51,742	2,793,033

		17,422,903

Commercial Services & Supplies — 0.9%
Cimpress PLC(a)	18,203	1,580,567
KAR Auction Services, Inc.(a)	8,137	133,365
RR Donnelley & Sons Co.(a)	92,609	476,010
Steelcase, Inc., Class A	31,406	398,228
Tetra Tech, Inc.	44,600	6,660,564

		9,248,734

Communications Equipment — 0.3%
Calix, Inc.(a)	62,911	3,109,691
Casa Systems, Inc.(a)	33,181	224,967

		3,334,658

Construction & Engineering — 2.2%
Ameresco, Inc., Class A(a)	32,421	1,894,359
EMCOR Group, Inc.	114,658	13,229,240
MasTec, Inc.(a)	4,391	378,856
MYR Group, Inc.(a)	5,929	589,936
Primoris Services Corp.	8,082	197,928
WillScot Mobile Mini Holdings Corp.(a)	204,045	6,472,307

		22,762,626

Consumer Finance — 0.3%
Enova International, Inc.(a)	5,024	173,579
LendingTree, Inc.(a)	7,225	1,010,272
PROG Holdings, Inc.	41,290	1,734,593
Regional Management Corp.	2,463	143,297

		3,061,741

Diversified Consumer Services — 0.5%
2U, Inc.(a)	125,770	4,222,099
Duolingo, Inc.(a)	1,586	263,847
Stride, Inc.(a)	5,549	199,431

		4,685,377

Diversified Telecommunication Services — 0.5%
Bandwidth, Inc., Class A(a)	25,740	2,323,807
Globalstar, Inc.(a)(b)	387,367	646,903
IDT Corp., Class B(a)	16,274	682,694
Iridium Communications, Inc.(a)	11,812	470,708
Ooma, Inc.(a)	71,658	1,333,556

		5,457,668

Electric Utilities — 0.4%
Portland General Electric Co	96,626	4,540,456

Electrical Equipment — 0.4%
Atkore, Inc.(a)	23,231	2,019,239
Bloom Energy Corp., Class A(a)(b)	83,114	1,555,894
Sunrun, Inc.(a)(b)	16,993	747,692
TPI Composites, Inc.(a)	6,152	207,630

		4,530,455

Electronic Equipment, Instruments & Components — 1.9%
Badger Meter, Inc.	20,245	2,047,579
ePlus, Inc.(a)	27,838	2,856,457
FARO Technologies, Inc.(a)	16,678	1,097,579
Itron, Inc.(a)	21,171	1,601,163

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) September 30, 2021	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
OSI Systems, Inc.(a)(b)	83,470	$7,912,956
PAR Technology Corp.(a)	23,731	1,459,694
PC Connection, Inc.	48,523	2,136,468
ScanSource, Inc.(a)	6,301	219,212

		19,331,108

Energy Equipment & Services — 0.5%
Cactus, Inc., Class A	31,321	1,181,428
ChampionX Corp.(a)	133,329	2,981,236
Liberty Oilfield Services, Inc., Class A(a)	25,905	314,228
Oceaneering International, Inc.(a)	17,176	228,784
ProPetro Holding Corp.(a)	17,889	154,740

		4,860,416

Entertainment — 0.5%
Cinemark Holdings, Inc.(a)	287,289	5,518,822

Equity Real Estate Investment Trusts (REITs) — 0.6%
Braemar Hotels & Resorts, Inc.(a)	88,373	428,609
EastGroup Properties, Inc.	1,735	289,103
National Storage Affiliates Trust	40,342	2,129,654
Outfront Media, Inc.	17,594	443,369
Ryman Hospitality Properties, Inc.(a)	27,950	2,339,415

		5,630,150

Food & Staples Retailing — 1.4%
Andersons, Inc.	66,197	2,040,853
BJ’s Wholesale Club Holdings, Inc.(a)	32,044	1,759,856
Performance Food Group Co.(a)(b)	175,797	8,167,529
PriceSmart, Inc.	17,934	1,390,782
Rite Aid Corp.(a)	12,376	175,739
Sprouts Farmers Market, Inc.(a)	49,488	1,146,637

		14,681,396

Food Products — 0.2%
Freshpet, Inc.(a)	12,574	1,794,184
Mission Produce, Inc.(a)	25,929	476,575
Vital Farms, Inc.(a)	12,171	213,844

		2,484,603

Gas Utilities — 0.5%
Brookfield Infrastructure Corp., Class A	6,157	368,681
Southwest Gas Holdings, Inc.	69,096	4,621,141

		4,989,822

Health Care Equipment & Supplies — 5.9%
Accuray, Inc.(a)	106,098	419,087
Alphatec Holdings, Inc.(a)	40,789	497,218
AtriCure, Inc.(a)	50,927	3,541,973
Atrion Corp.	1,235	861,413
Axogen, Inc.(a)	22,214	350,981
Axonics, Inc.(a)	18,981	1,235,473
BioLife Solutions, Inc.(a)	12,753	539,707
Cardiovascular Systems, Inc.(a)	69,385	2,277,910
Cerus Corp.(a)	187,516	1,141,973
CryoLife, Inc.(a)	24,887	554,731
CryoPort, Inc.(a)	19,842	1,319,691
Eargo, Inc.(a)	4,875	32,809
Glaukos Corp.(a)	3,205	154,385
Globus Medical, Inc., Class A(a)	9,470	725,591
Haemonetics Corp.(a)	116,724	8,239,547
Heska Corp.(a)	22,486	5,813,531
Inogen, Inc.(a)	14,957	644,497
Integer Holdings Corp.(a)	8,038	718,115
Intersect ENT, Inc.(a)	22,747	618,718
LeMaitre Vascular, Inc.	17,390	923,235

Security	Shares	Value

Health Care Equipment & Supplies (continued)
LivaNova PLC(a)	13,836	$1,095,673
Natus Medical, Inc.(a)	22,454	563,146
Neogen Corp.(a)	75,960	3,298,943
Nevro Corp.(a)	54,385	6,329,326
OraSure Technologies, Inc.(a)(b)	137,632	1,556,618
Ortho Clinical Diagnostics Holdings PLC(a)	25,081	463,497
Shockwave Medical, Inc.(a)	35,040	7,214,035
SI-BONE, Inc.(a)(b)	11,027	236,198
Sight Sciences, Inc.(a)	5,301	120,333
Silk Road Medical, Inc.(a)(b)	24,059	1,323,967
STAAR Surgical Co.(a)	40,419	5,195,054
Tactile Systems Technology, Inc.(a)(b)	43,574	1,936,864
Vapotherm, Inc.(a)	4,549	101,306
Varex Imaging Corp.(a)	19,764	557,345

		60,602,890

Health Care Providers & Services — 3.3%
1Life Healthcare, Inc.(a)	51,367	1,040,182
Addus HomeCare Corp.(a)	3,004	239,569
AMN Healthcare Services, Inc.(a)	25,626	2,940,584
Castle Biosciences, Inc.(a)	1,440	95,760
Community Health Systems, Inc.(a)	47,800	559,260
CorVel Corp.(a)	2,774	516,574
Cross Country Healthcare, Inc.(a)	7,654	162,571
Ensign Group, Inc.	24,058	1,801,704
Fulgent Genetics, Inc.(a)	12,011	1,080,389
Hanger, Inc.(a)	67,716	1,487,043
HealthEquity, Inc.(a)	32,466	2,102,498
Joint Corp.(a)	4,591	450,010
LHC Group, Inc.(a)(b)	38,081	5,975,290
National Research Corp.	8,893	375,018
Patterson Cos., Inc.	54,383	1,639,104
PetIQ, Inc.(a)	44,520	1,111,664
Progyny, Inc.(a)	88,741	4,969,496
R1 RCM, Inc.(a)	88,637	1,950,900
RadNet, Inc.(a)	17,521	513,541
Select Medical Holdings Corp.	106,202	3,841,326
Tivity Health, Inc.(a)	16,448	379,291
U.S. Physical Therapy, Inc.	5,107	564,834
Viemed Healthcare, Inc.(a)	73,344	407,059

		34,203,667

Health Care Technology — 2.3%
Castlight Health, Inc., Class B(a)	199,437	313,116
Doximity, Inc., Class A(a)(b)	13,910	1,122,537
Evolent Health, Inc., Class A(a)	13,741	425,971
Inovalon Holdings, Inc., Class A(a)	35,629	1,435,493
Inspire Medical Systems, Inc.(a)	15,861	3,693,710
Omnicell, Inc.(a)	52,831	7,841,705
Phreesia, Inc.(a)(b)	67,562	4,168,575
Schrodinger, Inc.(a)	20,741	1,134,118
Tabula Rasa HealthCare, Inc.(a)	10,904	285,794
Teladoc Health, Inc.(a)	5,061	641,785
Vocera Communications, Inc.(a)	58,256	2,665,795

		23,728,599

Hotels, Restaurants & Leisure — 3.2%
Accel Entertainment, Inc.(a)	118,918	1,443,664
Bloomin’ Brands, Inc.(a)	82,629	2,065,725
Century Casinos, Inc.(a)	13,200	177,804
Cheesecake Factory, Inc.(a)	78,122	3,671,734
Dine Brands Global, Inc.(a)	39,969	3,245,882
Dutch Bros, Inc., Class A(a)	2,652	114,885
International Game Technology PLC(a)	373,234	9,823,519

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Papa John’s International, Inc.	1,027	$130,419
Rush Street Interactive, Inc.(a)	54,481	1,046,580
Shake Shack, Inc., Class A(a)	86,058	6,752,111
Wingstop, Inc.	28,848	4,729,052

		33,201,375

Household Durables — 2.3%
GoPro, Inc., Class A(a)	228,194	2,135,896
Green Brick Partners, Inc.(a)	60,661	1,244,763
iRobot Corp.(a)(b)	66,818	5,245,213
LGI Homes, Inc.(a)	42,934	6,092,764
Lovesac Co.(a)	11,286	745,892
MDC Holdings, Inc.	151,961	7,099,618
Meritage Homes Corp.(a)	11,524	1,117,828
Sonos, Inc.(a)	7,541	244,027
Traeger, Inc.(a)	5,859	122,629

		24,048,630

Household Products — 0.3%
Central Garden & Pet Co.(a)	2,639	126,672
Central Garden & Pet Co., Class A(a)	78,518	3,376,274

		3,502,946

Independent Power and Renewable Electricity Producers — 0.3%
Clearway Energy, Inc., Class A	34,182	963,932
Clearway Energy, Inc., Class C	9,536	288,655
Sunnova Energy International, Inc.(a)	57,239	1,885,453

		3,138,040

Insurance — 0.4%
Trupanion, Inc.(a)(b)	55,022	4,273,559

Interactive Media & Services — 0.5%
Eventbrite, Inc., Class A(a)	80,778	1,527,512
EverQuote, Inc., Class A(a)	29,839	555,901
fuboTV, Inc.(a)	4,491	107,604
Outbrain, Inc.(a)	9,099	134,665
QuinStreet, Inc.(a)	46,598	818,261
Yelp, Inc.(a)	39,032	1,453,552

		4,597,495

Internet & Direct Marketing Retail — 2.1%
1-800-Flowers.com, Inc., Class A(a)	127,072	3,876,967
Lands’ End, Inc.(a)	26,962	634,685
Overstock.com, Inc.(a)(b)	73,407	5,719,873
RealReal, Inc.(a)	16,922	223,032
Revolve Group, Inc.(a)	41,032	2,534,547
Shutterstock, Inc.	28,019	3,175,113
Stamps.com, Inc.(a)	8,232	2,714,831
Stitch Fix, Inc., Class A(a)	67,690	2,704,216

		21,583,264

IT Services — 2.2%
BigCommerce Holdings, Inc., Series 1(a)	25,848	1,308,943
Conduent, Inc.(a)	118,289	779,524
CSG Systems International, Inc.	76,675	3,695,735
DigitalOcean Holdings, Inc.(a)	3,771	292,743
Flywire Corp.(a)	5,377	235,728
International Money Express, Inc.(a)	37,895	632,846
LiveRamp Holdings, Inc.(a)	20,716	978,417
Maximus, Inc.	94,611	7,871,635
Paya Holdings, Inc.(a)	21,545	234,194
Paymentus Holdings, Inc., Class A(a)	33,599	827,879
Perficient, Inc.(a)	34,951	4,043,831

Security	Shares	Value

IT Services (continued)
TTEC Holdings, Inc.	11,886	$1,111,698
Verra Mobility Corp.(a)(b)	59,646	898,865

		22,912,038

Leisure Products — 0.2%
Johnson Outdoors, Inc., Class A	1,505	159,229
Malibu Boats, Inc., Class A(a)	19,058	1,333,679

		1,492,908

Life Sciences Tools & Services — 1.9%
Akoya Biosciences, Inc.(a)(b)	17,155	239,484
Bionano Genomics, Inc.(a)	19,729	108,509
Codexis, Inc.(a)(b)	81,449	1,894,504
Medpace Holdings, Inc.(a)	25,299	4,788,595
NanoString Technologies, Inc.(a)	46,540	2,234,385
NeoGenomics, Inc.(a)(b)	98,353	4,744,549
Pacific Biosciences of California, Inc.(a)	91,449	2,336,522
Personalis, Inc.(a)(b)	46,794	900,317
Quanterix Corp.(a)	10,385	517,069
Repligen Corp.(a)	3,173	916,965
Seer, Inc.(a)	8,134	280,867

		18,961,766

Machinery — 2.1%
Altra Industrial Motion Corp.	32,804	1,815,701
Chart Industries, Inc.(a)	15,973	3,052,600
Energy Recovery, Inc.(a)	20,098	382,465
Franklin Electric Co., Inc.	112,899	9,014,985
John Bean Technologies Corp.	28,569	4,015,373
Manitowoc Co., Inc.(a)	6,406	137,217
Meritor, Inc.(a)	30,107	641,580
Nikola Corp.(a)	38,217	407,775
Proto Labs, Inc.(a)	8,927	594,538
SPX Corp.(a)	3,438	183,761
Watts Water Technologies, Inc., Class A	1,262	212,130
Welbilt, Inc.(a)	28,194	655,229

		21,113,354

Media — 0.6%
Cardlytics, Inc.(a)(b)	29,838	2,504,602
Entravision Communications Corp., Class A	29,093	206,560
Magnite, Inc.(a)(b)	63,126	1,767,528
Meredith Corp.(a)	14,143	787,765
Sinclair Broadcast Group, Inc., Class A	27,673	876,681
TechTarget, Inc.(a)	1,234	101,706
Tremor International Ltd.(a)	2,418	22,089

		6,266,931

Metals & Mining — 1.0%
Constellium SE(a)	142,114	2,668,901
Materion Corp.	10,944	751,196
Novagold Resources, Inc.(a)(b)	246,904	1,698,699
Olympic Steel, Inc.	4,508	109,815
Schnitzer Steel Industries, Inc., Class A	98,465	4,313,752
Worthington Industries, Inc.	11,968	630,714

		10,173,077

Multiline Retail — 0.0%
Franchise Group, Inc.	5,790	205,024

Oil, Gas & Consumable Fuels — 1.6%
Antero Resources Corp.(a)	147,049	2,765,992
Callon Petroleum Co.(a)	20,777	1,019,735
Centennial Resource Development, Inc., Class A(a)	91,284	611,603
Clean Energy Fuels Corp.(a)	157,813	1,286,176
Delek U.S. Holdings, Inc.	91,750	1,648,748

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) September 30, 2021	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Evolution Petroleum Corp.	149,330	$848,194
Extraction Oil & Gas, Inc.(a)	17,828	1,006,391
Falcon Minerals Corp.	19,864	93,361
Kosmos Energy Ltd.(a)	128,378	379,999
Matador Resources Co.	64,135	2,439,695
Ovintiv, Inc.	54,939	1,806,394
Penn Virginia Corp.(a)	6,499	173,328
Scorpio Tankers, Inc.	28,584	529,947
Talos Energy, Inc.(a)(b)	17,957	247,268
Tellurian, Inc.(a)	153,150	598,817
Uranium Energy Corp.(a)(b)	39,639	120,899
Vertex Energy, Inc.(a)	29,392	154,014
W&T Offshore, Inc.(a)	239,096	889,437

		16,619,998

Personal Products — 0.2%
Medifast, Inc.	9,835	1,894,614
Nature’s Sunshine Products, Inc.	5,472	80,165
USANA Health Sciences, Inc.(a)	4,368	402,730

		2,377,509

Pharmaceuticals — 1.5%
Aclaris Therapeutics, Inc.(a)	43,091	775,638
Amphastar Pharmaceuticals, Inc.(a)	100,514	1,910,771
Angion Biomedica Corp.(a)(b)	19,863	194,061
Arvinas, Inc.(a)	27,891	2,292,082
BioDelivery Sciences International, Inc.(a)	133,066	480,368
Cassava Sciences, Inc.(a)(b)	35,270	2,189,562
Collegium Pharmaceutical, Inc.(a)(b)	81,665	1,612,067
Corcept Therapeutics, Inc.(a)	50,182	987,582
Harmony Biosciences Holdings, Inc.(a)	16,943	649,425
Mind Medicine MindMed, Inc.(a)	120,726	281,292
Oramed Pharmaceuticals, Inc.(a)	7,785	171,114
Phathom Pharmaceuticals, Inc.(a)	4,477	143,712
Reata Pharmaceuticals, Inc., Class A(a)	6,831	687,267
Revance Therapeutics, Inc.(a)(b)	48,908	1,362,577
Terns Pharmaceuticals, Inc.(a)	6,342	66,084
Theravance Biopharma, Inc.(a)	85,687	634,084
Zogenix, Inc.(a)	93,275	1,416,847

		15,854,533

Professional Services — 3.4%
ASGN, Inc.(a)	33,393	3,778,084
Exponent, Inc.	22,267	2,519,511
Forrester Research, Inc.(a)	21,108	1,039,780
Franklin Covey Co.(a)	58,325	2,379,077
Insperity, Inc.	85,809	9,502,489
KBR, Inc.	40,539	1,597,237
Kforce, Inc.	70,436	4,200,803
TriNet Group, Inc.(a)	65,080	6,155,266
Upwork, Inc.(a)(b)	76,180	3,430,385

		34,602,632

Real Estate Management & Development — 1.3%
eXp World Holdings, Inc.(b)	24,227	963,508
Marcus & Millichap, Inc.(a)	151,840	6,167,741
Newmark Group, Inc., Class A	105,953	1,516,187
RE/MAX Holdings, Inc., Class A	39,203	1,221,565
Realogy Holdings Corp.(a)	108,962	1,911,194
Redfin Corp.(a)(b)	27,258	1,365,626

		13,145,821

Road & Rail — 1.1%
Werner Enterprises, Inc.	263,372	11,659,478

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 6.0%
Ambarella, Inc.(a)	34,821	$5,423,023
Ichor Holdings Ltd.(a)	70,109	2,880,779
Kulicke & Soffa Industries, Inc.	55,192	3,216,590
Lattice Semiconductor Corp.(a)	227,480	14,706,582
MaxLinear, Inc.(a)	8,596	423,353
Onto Innovation, Inc.(a)	17,433	1,259,534
Power Integrations, Inc.	113,271	11,212,696
Semtech Corp.(a)	11,271	878,800
Silicon Laboratories, Inc.(a)	121,350	17,008,416
SunPower Corp.(a)(b)	92,599	2,100,145
Ultra Clean Holdings, Inc.(a)	53,904	2,296,310

		61,406,228

Software — 12.0%
8x8, Inc.(a)	72,476	1,695,214
ACI Worldwide, Inc.(a)	151,504	4,655,718
Alarm.com Holdings, Inc.(a)	46,044	3,600,180
Altair Engineering, Inc., Class A(a)	52,530	3,621,418
Appfolio, Inc., Class A(a)	1,073	129,189
Appian Corp.(a)	11,283	1,043,790
Asana, Inc., Class A(a)	40,275	4,182,156
Blackline, Inc.(a)(b)	49,309	5,821,421
Bottomline Technologies DE, Inc.(a)	57,600	2,262,528
Box, Inc., Class A(a)	256,070	6,061,177
Cloudera, Inc.(a)	53,283	850,930
CommVault Systems, Inc.(a)	25,237	1,900,598
Digital Turbine, Inc.(a)	44,636	3,068,725
Domo, Inc., Class B(a)	3,607	304,575
EngageSmart, Inc.(a)	13,489	459,435
Envestnet, Inc.(a)	26,407	2,118,898
Freshworks, Inc., Class A(a)	18,508	790,107
JFrog Ltd.(a)(b)	22,051	738,709
LivePerson, Inc.(a)(b)	94,546	5,573,487
MicroStrategy, Inc., Class A(a)	3,511	2,030,762
Mimecast Ltd.(a)	79,642	5,065,231
Model N, Inc.(a)	21,736	728,156
Momentive Global, Inc.(a)	64,377	1,261,789
PagerDuty, Inc.(a)	213,601	8,847,353
Palantir Technologies, Inc., Class A(a)	11	264
Progress Software Corp.	90,256	4,439,693
PROS Holdings, Inc.(a)	74,832	2,655,039
QAD, Inc., Class A	7,242	632,878
Rapid7, Inc.(a)	32,408	3,662,752
Rimini Street, Inc.(a)	68,249	658,603
Riot Blockchain, Inc.(a)	4,757	122,255
Riskified Ltd., Class A(a)	13,975	318,770
Sailpoint Technologies Holdings, Inc.(a)	74,135	3,178,909
SentinelOne, Inc., Class A(a)	29,057	1,556,583
Sprout Social, Inc., Class A(a)	67,539	8,236,381
SPS Commerce, Inc.(a)	29,933	4,828,492
Tenable Holdings, Inc.(a)	107,975	4,981,967
Varonis Systems, Inc.(a)	172,513	10,497,416
Workiva, Inc.(a)	51,610	7,274,946
Yext, Inc.(a)	283,973	3,416,195

		123,272,689

Specialty Retail — 4.6%
American Eagle Outfitters, Inc.	254,303	6,561,017
America’s Car-Mart, Inc.(a)	2,859	333,874
Asbury Automotive Group, Inc.(a)	26,495	5,212,626
Boot Barn Holdings, Inc.(a)	16,446	1,461,556
Buckle, Inc.	9,096	360,111
Camping World Holdings, Inc., Class A	57,279	2,226,435
Citi Trends, Inc.(a)	7,077	516,338

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Conn’s, Inc.(a)	30,332	$692,479
Designer Brands, Inc., Class A(a)	67,590	941,529
Group 1 Automotive, Inc.	17,116	3,215,754
Haverty Furniture Cos., Inc.	10,085	339,965
Hibbett, Inc.	19,073	1,349,224
Lithia Motors, Inc.	6,258	1,984,036
MarineMax, Inc.(a)	55,973	2,715,810
National Vision Holdings, Inc.(a)	86,354	4,902,317
Rent-A-Center, Inc.	84,177	4,731,589
Sally Beauty Holdings, Inc.(a)	45,210	761,788
Signet Jewelers Ltd.	34,185	2,699,248
Sleep Number Corp.(a)	13,395	1,252,165
Sonic Automotive, Inc., Class A	46,172	2,425,877
Sportsman’s Warehouse Holdings, Inc.(a)	8,306	146,186
Urban Outfitters, Inc.(a)	97,502	2,894,834

		47,724,758

Textiles, Apparel & Luxury Goods — 1.0%
Crocs, Inc.(a)	47,921	6,875,705
Kontoor Brands, Inc.	24,305	1,214,035
On Holding AG, Class A(a)	29,494	888,654
Steven Madden Ltd.	17,987	722,358

		9,700,752

Thrifts & Mortgage Finance — 0.3%
Essent Group Ltd.	41,808	1,839,970
Federal Agricultural Mortgage Corp., Class C	104	11,286
Radian Group, Inc.	41,978	953,740
Walker & Dunlop, Inc.	2,851	323,589

		3,128,585

Tobacco — 0.1%
Turning Point Brands, Inc.	15,735	751,346

Trading Companies & Distributors — 1.8%
Applied Industrial Technologies, Inc.	78,688	7,092,150
Boise Cascade Co.	3,152	170,145
GMS, Inc.(a)	7,464	326,923
Karat Packaging, Inc.(a)	31,678	666,188
MRC Global, Inc.(a)	20,936	153,670
SiteOne Landscape Supply, Inc.(a)(b)	47,362	9,447,298
Titan Machinery, Inc.(a)(b)	3,694	95,712
WESCO International, Inc.(a)	4,303	496,222

		18,448,308

Total Common Stocks — 95.3% (Cost: $829,457,115)		980,477,315

Preferred Securities

Preferred Stocks — 0.2%

Household Durables — 0.0%
AliphCom
Series 6 (Acquired 12/16/15, cost $0)(a)(c)(d)(e)	8,264	—
Series 8 (Acquired 08/31/15 - 12/15/15, cost $1,174,984)(a)(c)(d)(e)	192,156	2

		2

Security	Shares	Value

Software — 0.2%
Illumio, Inc., Series C (Acquired 03/10/15, cost $1,000,317)(a)(d)(e)	311,155	$2,106,519

Total Preferred Securities — 0.2% (Cost: $2,175,301)		2,106,521

Rights

Biotechnology — 0.0%
Adicet Bio, Inc., CVR(a)	6,633	7,284
Aduro Biotech, Inc., CVR(a)(d)	18,964	56,892
Alder Biopharmaceuticals, Inc., CVR(a)(d)	46,530	40,947
Prevail Therapeutics, Inc., CVR(a)	10,004	5,002

		110,125

Metals & Mining — 0.0%
Pan American Silver Corp., CVR(a)	36,363	26,181

Total Rights — 0.0% (Cost: $3,556)		136,306

Total Long-Term Investments — 95.5% (Cost: $831,635,972)		982,720,142

Short-Term Securities(f)(g)

Money Market Funds — 6.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	11,072,172	11,072,172
SL Liquidity Series, LLC, Money Market Series, 0.13%(h)	51,248,991	51,264,365

Total Short-Term Securities — 6.1% (Cost: $62,317,718)		62,336,537

Total Investments — 101.6% (Cost: $893,953,690)		1,045,056,679

Liabilities in Excess of Other Assets — (1.6)%		(16,487,363)

Net Assets — 100.0%		$ 1,028,569,316

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,106,521, representing 0.2% of its net assets as of period end, and an original cost of $2,175,301.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) September 30, 2021	BlackRock Advantage Small Cap Growth Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended September 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/20	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/21	Shares Held at 09/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$23,964,419	$ —	$(12,892,247	)(a)	$—	$—	$11,072,172	11,072,172	$4,518		$—

SL Liquidity Series, LLC, Money Market Series	55,215,634	—	(3,945,523	)(a)	(4,201)	(1,545)	51,264,365	51,248,991	275,299	(b)	—

					$(4,201)	$(1,545)	$62,336,537		$279,817		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	421	12/17/21	$46,327	$(104,178)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$104,178	$—	$—	$—	$104,178

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$11,754,099	$—	$—	$—	$11,754,099

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,090,309)	$—	$—	$—	$(1,090,309)

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2021	BlackRock Advantage Small Cap Growth Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$30,201,695

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$980,477,315	$—	$—	$980,477,315
Preferred Securities	—	—	2,106,521	2,106,521
Rights
Biotechnology	—	12,286	97,839	110,125
Metals & Mining	26,181	—	—	26,181
Short-Term Securities
Money Market Funds	11,072,172	—	—	11,072,172

	$991,575,668	$12,286	$2,204,360	993,792,314

Investments valued at NAV(a)				51,264,365

				$1,045,056,679

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(104,178)	$—	$—	$(104,178)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Statement of Assets and Liabilities

September 30, 2021

BlackRock Advantage Small Cap Growth Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$982,720,142
Investments at value — affiliated(c)	62,336,537
Cash pledged for futures contracts	736,000
Receivables:
Investments sold	33,829,300
Securities lending income — affiliated	11,535
Capital shares sold	1,548,696
Dividends — affiliated	46
Dividends — unaffiliated	185,991
From the Manager	73,394
Prepaid expenses	49,588

Total assets	1,081,491,229

LIABILITIES
Collateral on securities loaned at value	51,249,404
Payables:
Administration fees	35,685
Capital shares redeemed	501,298
Investment advisory fees	326,701
Trustees’ and Officer’s fees	2,732
Other accrued expenses	649,682
Service and distribution fees	63,840
Variation margin on futures contracts	92,571

Total liabilities	52,921,913

NET ASSETS	$1,028,569,316

NET ASSETS CONSIST OF
Paid-in capital	$719,586,731
Accumulated earnings	308,982,585

NET ASSETS	$1,028,569,316

(a) Investments, at cost — unaffiliated	$831,635,972
(b) Securities loaned, at value	$49,356,540
(c) Investments, at cost — affiliated	$62,317,718

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities   (continued)

September 30, 2021

BlackRock Advantage Small Cap Growth Fund

NET ASSET VALUE

Institutional
Net assets	$743,577,571

Shares outstanding	29,617,126

Net asset value	$25.11

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$225,210,825

Shares outstanding	13,038,398

Net asset value	$17.27

Shares authorized	Unlimited

Par value	$0.001

Investor C
Net assets	$11,626,327

Shares outstanding	1,971,607

Net asset value	$5.90

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$36,441,708

Shares outstanding	1,451,106

Net asset value	$25.11

Shares authorized	Unlimited

Par value	$0.001

Class R
Net assets	$11,712,885

Shares outstanding	678,761

Net asset value	$17.26

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statement of Operations

Year Ended September 30, 2021

BlackRock Advantage Small Cap Growth Fund

INVESTMENT INCOME
Dividends — unaffiliated	$4,972,555
Dividends — affiliated	4,518
Interest — unaffiliated	25
Securities lending income — affiliated — net	275,299
Foreign taxes withheld	(13,015)

Total investment income	5,239,382

EXPENSES
Investment advisory	4,382,640
Transfer agent — class specific	1,320,708
Service and distribution — class specific	777,377
Administration	402,108
Administration — class specific	195,042
Registration	117,560
Accounting services	88,482
Professional	49,643
Custodian	41,580
Printing and postage	37,743
Trustees and Officer	8,075
Miscellaneous	29,070

Total expenses	7,450,028
Less:
Fees waived and/or reimbursed by the Manager	(766,678)
Administration fees waived — class specific	(195,042)
Transfer agent fees waived and/or reimbursed — class specific	(844,997)

Total expenses after fees waived and/or reimbursed	5,643,311

Net investment loss	(403,929)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	166,486,509
Investments — affiliated	(4,201)
Futures contracts	11,754,099

178,236,407

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	59,693,595
Investments — affiliated	(1,545)
Futures contracts	(1,090,309)

58,601,741

Net realized and unrealized gain	236,838,148

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$236,434,219

See notes to financial statements.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage Small Cap Growth Fund

	Year Ended September 30,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(403,929)	$905,603
Net realized gain	178,236,407	44,534,068
Net change in unrealized appreciation (depreciation)	58,601,741	52,509,179

Net increase in net assets resulting from operations	236,434,219	97,948,850

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(32,922,056)	(22,542,658)
Service	(960,784)	(796,771)
Investor A	(15,114,738)	(13,203,810)
Investor C	(2,515,257)	(3,146,455)
Class K	(988,033)	(278,739)
Class R	(925,620)	(1,135,168)

Decrease in net assets resulting from distributions to shareholders	(53,426,488)	(41,103,601)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	120,520,224	40,892,198

NET ASSETS
Total increase in net assets	303,527,955	97,737,447
Beginning of year	725,041,361	627,303,914

End of year	$1,028,569,316	$725,041,361

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund

	Institutional

	Year Ended September 30,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$19.86	$18.01	$23.65	$21.37	$17.94

Net investment income(a)	0.01	0.05	0.07	0.07	0.07
Net realized and unrealized gain (loss)	6.54	2.84	(2.03)	4.48	3.37

Net increase (decrease) from investment operations	6.55	2.89	(1.96)	4.55	3.44

Distributions(b)
From net investment income	(0.01)	(0.07)	(0.05)	(0.09)	(0.01)
From net realized gain	(1.29)	(0.97)	(3.63)	(2.18)	—

Total distributions	(1.30)	(1.04)	(3.68)	(2.27)	(0.01)

Net asset value, end of year	$25.11	$19.86	$18.01	$23.65	$21.37

Total Return(c)
Based on net asset value	33.89%	16.32%	(6.80)%	23.62%	19.18%

Ratios to Average Net Assets
Total expenses	0.68%	0.73%	0.74%	0.82%	0.77%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.50%	0.56%

Net investment income	0.04%	0.25%	0.40%	0.32%	0.34%

Supplemental Data
Net assets, end of year (000)	$743,578	$508,084	$396,388	$502,400	$533,904

Portfolio turnover rate	125%	126%	120%	129%	100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Investor A

	Year Ended September 30,

	2021	2020		2019	2018	2017

Net asset value, beginning of year	$14.01	$12.98		$18.25	$16.97	$14.28

Net investment income (loss)(a)	(0.04)	0.00	(b)	0.02	0.01	0.01
Net realized and unrealized gain (loss)	4.57	2.04		(1.65)	3.47	2.68

Net increase (decrease) from investment operations	4.53	2.04		(1.63)	3.48	2.69

Distributions(c)
From net investment income	—	(0.04)		(0.01)	(0.02)	—
From net realized gain	(1.27)	(0.97)		(3.63)	(2.18)	—

Total distributions	(1.27)	(1.01)		(3.64)	(2.20)	—

Net asset value, end of year	$17.27	$14.01		$12.98	$18.25	$16.97

Total Return(d)
Based on net asset value	33.54%	16.03%		(7.05)%	23.27%	18.84%

Ratios to Average Net Assets
Total expenses	0.96%	1.02%		1.00%	1.11%	1.07%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%		0.75%	0.75%	0.82%

Net investment income (loss)	(0.21)%	0.00	%(e)	0.15%	0.06%	0.07%

Supplemental Data
Net assets, end of year (000)	$225,211	$168,457		$178,847	$223,619	$198,777

Portfolio turnover rate	125%	126%		120%	129%	100%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Investor C

	Year Ended September 30,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$5.50	$5.66	$10.34	$10.48	$8.88

Net investment loss(a)	(0.06)	(0.04)	(0.04)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	1.69	0.86	(1.07)	1.98	1.67

Net increase (decrease) from investment operations	1.63	0.82	(1.11)	1.91	1.60

Distributions(b)
From net investment income	—	(0.01)	—	—	—
From net realized gain	(1.23)	(0.97)	(3.57)	(2.05)	—

Total distributions	(1.23)	(0.98)	(3.57)	(2.05)	—

Net asset value, end of year	$5.90	$5.50	$5.66	$10.34	$10.48

Total Return(c)
Based on net asset value	32.52%	15.18%	(7.78)%	22.36%	18.02%

Ratios to Average Net Assets
Total expenses	1.78%	1.80%	1.77%	1.93%	1.85%

Total expenses after fees waived and/or reimbursed	1.50%	1.50%	1.50%	1.50%	1.57%

Net investment loss	(0.95)%	(0.74)%	(0.62)%	(0.69)%	(0.69)%

Supplemental Data
Net assets, end of year (000)	$11,626	$11,627	$19,205	$35,847	$19,605

Portfolio turnover rate	125%	126%	120%	129%	100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Class K

				Period from
	Year Ended September 30,			01/25/18	(a)

	2021	2020	2019	to 09/30/18

Net asset value, beginning of period	$19.86	$18.01	$23.65	$20.82

Net investment income(b)	0.02	0.05	0.09	0.05
Net realized and unrealized gain (loss)	6.54	2.85	(2.04)	2.78

Net increase (decrease) from investment operations	6.56	2.90	(1.95)	2.83

Distributions(c)
From net investment income	(0.02)	(0.08)	(0.06)	—
From net realized gain	(1.29)	(0.97)	(3.63)	—

Total distributions	(1.31)	(1.05)	(3.69)	—

Net asset value, end of period	$25.11	$19.86	$18.01	$23.65

Total Return(d)
Based on net asset value	33.94%	16.37%	(6.75)%	13.59	%(e)

Ratios to Average Net Assets
Total expenses	0.56%	0.58%	0.60%	0.67	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45%	0.45	%(f)

Net investment income	0.08%	0.27%	0.52%	0.30	%(f)

Supplemental Data
Net assets, end of period (000)	$36,442	$13,264	$5,131	$2,221

Portfolio turnover rate	125%	126%	120%	129	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering, board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Class R

				Period from
	Year Ended September 30,			03/02/18	(a)

	2021	2020	2019	to 09/30/18

Net asset value, beginning of period	$13.99	$12.96	$18.22	$15.55

Net investment loss(b)	(0.08)	(0.03)	(0.01)		(0.02)
Net realized and unrealized gain (loss)	4.57	2.03	(1.64)	2.69

Net increase (decrease) from investment operations	4.49	2.00	(1.65)	2.67

Distributions from net realized gain(c)	(1.22)	(0.97)	(3.61)	—

Net asset value, end of period	$17.26	$13.99	$12.96	$18.22

Total Return(d)
Based on net asset value	33.25%	15.75%	(7.27)%	17.17	%(e)

Ratios to Average Net Assets
Total expenses	1.26%	1.27%	1.30%	1.38	%(f)(g)

Total expenses after fees waived and/or reimbursed	1.00%	1.00%	1.00%	1.00	%(f)

Net investment loss	(0.45)%	(0.24)%	(0.10)%	(0.20	)%(f)

Supplemental Data
Net assets, end of period (000)	$11,713	$11,314	$16,019	$23,175

Portfolio turnover rate	125%	126%	120%	129	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering, board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.39%.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Advantage Small Cap Growth Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On July 6, 2021, the Fund’s Service Shares converted into Investor A Shares.

Effective on or about the close of business on October 28, 2021, the Fund’s Investor C Shares will be converted into Investor A Shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2021, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value(a)	Cash Collateral Received(b)	Non-Cash Collateral Received	Net Amount

Barclays Capital, Inc.	$1,116,623	$(1,116,623)	$—	$—
BofA Securities, Inc.	843,508	(843,508)	—	—
Citigroup Global Markets, Inc.	2,374,810	(2,374,810)	—	—
Credit Suisse Securities (USA) LLC	1,902,004	(1,902,004)	—	—
Deutsche Bank Securities, Inc.	1,484,901	(1,484,901)	—	—
J.P. Morgan Securities LLC	28,393,757	(28,393,757)	—	—
Jefferies LLC	565	(565)	—	—
National Financial Services LLC	5,090,624	(5,090,624)	—	—
State Street Bank & Trust Co.	5,017,060	(5,017,060)	—	—
Toronto Dominion Bank	3,132,688	(3,132,688)	—	—

	$49,356,540	$(49,356,540)	$—	$—

(a)	Securities loaned with a value of $186,326 have been sold and are pending settlement as of September 30, 2021.
(b)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.45%
$1 billion - $3 billion	0.42
$3 billion - $5 billion	0.41
$5 billion - $10 billion	0.39
Greater than $10 billion	0.38

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor C	Class R	Total

Service and distribution fees — class specific	$ 28,953	$ 559,426	$ 126,574	$ 62,424	$ 777,377

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2021, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Administration fees — class specific	$ 138,140	$ 2,317	$ 44,744	$ 2,534	$ 4,809	$ 2,498	$ 195,042

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2021, the Fund did not pay any amounts to affiliates in return for these services.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor C	Total

Reimbursed amounts	$ 1,788	$ 359	$ 16,176	$ 4,910	$ 23,233

For the year ended September 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$ 886,730	$ 19,322	$ 355,779	$ 29,720	$ 3,182	$ 25,975	$ 1,320,708

Other Fees: For the year ended September 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $20,926.

For the year ended September 30, 2021, affiliates received CDSCs in the amount of $3,020 and $1,987 for Investor A Shares and Investor C Shares, respectively.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2021, the amount waived was $10,957.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor C	Class K	Class R

0.50%	0.75%	0.75%	1.50%	0.45%	1.00%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through January 31, 2022, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2021, the Manager waived and/or reimbursed investment advisory fees of $755,721, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended September 30, 2021, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Administration fees waived — class specific	$ 138,140	$ 2,317	$ 44,744	$ 2,534	$ 4,809	$ 2,498	$ 195,042
Transfer agent fees waived and/or reimbursed — class specific	541,299	13,522	244,082	23,219	3,182	19,693	844,997

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2021, the Fund retained 75% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income—affiliated—net in the Statement of Operations. For the year ended September 30, 2021, the Fund paid BIM $74,083 for securities lending agent services.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended September 30, 2021, purchases and sales of investments, excluding short-term investments, were $1,226,200,450 and $1,169,658,798, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to certain deemed distributions were reclassified to the following accounts:

Amounts

Paid-in capital	$3,697,416
Accumulated earnings (loss)	(3,697,416)

The tax character of distributions paid was as follows:

	09/30/21	09/30/20

Ordinary income	$22,921,501	$2,068,751
Long-term capital gains	30,504,987	39,034,850

	$53,426,488	$41,103,601

As of period end, the tax components of accumulated net earnings were as follows:

Amounts

Undistributed ordinary income	$76,216,495
Undistributed long-term capital gains	91,963,134
Net unrealized gains(a)	140,802,956

$308,982,585

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain futures.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

As of September 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$904,253,723

Gross unrealized appreciation	$183,453,278
Gross unrealized depreciation	(42,650,322)

Net unrealized appreciation (depreciation)	$140,802,956

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/21		Year Ended 09/30/20

Share Class	Shares	Amounts	Shares	Amounts

Institutional

Shares sold	9,850,609	$252,784,525	9,729,691	$177,665,109
Shares issued in reinvestment of distributions	1,344,959	29,740,980	1,057,626	19,978,548
Shares redeemed	(7,162,337)	(178,686,650)	(7,210,518)	(128,263,587)

	4,033,231	$103,838,855	3,576,799	$69,380,070

Service(a)

Shares sold	105,632	$2,153,609	104,959	$1,498,729
Shares issued in reinvestment of distributions	54,683	960,783	52,316	796,771
Shares redeemed	(929,848)	(19,158,090)	(185,990)	(2,689,551)

	(769,533)	$(16,043,698)	(28,715)	$(394,051)

Investor A

Shares sold and automatic conversion of shares	3,748,406	$65,418,531	3,283,336	$41,419,471
Shares issued in reinvestment of distributions	963,890	14,696,167	967,337	12,923,621
Shares redeemed	(3,695,843)	(63,705,264)	(6,002,518)	(77,479,548)

	1,016,453	$16,409,434	(1,751,845)	$(23,136,456)

Investor C

Shares sold	547,291	$3,297,455	397,155	$1,974,507
Shares issued in reinvestment of distributions	478,551	2,507,609	588,856	3,103,274
Shares redeemed and automatic conversion of shares	(1,169,674)	(6,906,531)	(2,264,043)	(11,843,711)

	(143,832)	$(1,101,467)	(1,278,032)	$(6,765,930)

Class K

Shares sold	1,013,204	$25,552,313	539,510	$9,931,388
Shares issued in reinvestment of distributions	44,687	988,033	14,225	268,698
Shares redeemed	(274,550)	(6,994,719)	(170,769)	(3,068,516)

	783,341	$19,545,627	382,966	$7,131,570

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

	Year Ended 09/30/21		Year Ended 09/30/20

Share Class	Shares	Amounts	Shares	Amounts

Class R
Shares sold	240,341	$4,153,244	227,518	$2,912,566
Shares issued in reinvestment of distributions	60,648	925,629	84,897	1,135,066
Shares redeemed	(430,792)	(7,207,400)	(739,408)	(9,370,637)

	(129,803)	$(2,128,527)	(426,993)	$(5,323,005)

	4,789,857	$120,520,224	474,180	$40,892,198

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Small Cap Growth Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Small Cap Growth Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	35

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended September 30, 2021:

Fund Name	Qualified Dividend Income

BlackRock Advantage Small Cap Growth Fund	$ 4,759,941

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended September 30, 2021 qualified for the dividends-received deduction for corporate shareholder:

Fund Name	Dividends-Received Deduction

BlackRock Advantage Small Cap Growth Fund	18.27%

The Fund hereby designates the following amount, or maximum amount allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended September 30, 2021:

Fund Name	Qualified Short- Term Gains

BlackRock Advantage Small Cap Growth Fund	$83,702,072

The Fund hereby designates the following amount, or maximum amount allowable by law, as long-term capital dividends for the fiscal year ended September 30, 2021:

Fund Name	20% Rate Long-Term Capital Gain Dividends

BlackRock Advantage Small Cap Growth Fund	$32,481,334

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Advantage Small Cap Growth Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members whom are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock;(h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	37

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, second and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	39

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			30 RICs consisting of 154 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			30 RICs consisting of 154 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee Altman Foundation since 2020.

			30 RICs consisting of 154 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			30 RICs consisting of 154 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			30 RICs consisting of 154 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			30 RICs consisting of 154 Portfolios	None

Henry R. Keizer 1956	Trustee (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			30 RICs consisting of 154 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	30 RICs consisting of 154 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			30 RICs consisting of 154 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			30 RICs consisting of 154 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			30 RICs consisting of 154 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			30 RICs consisting of 154 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	41

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			104 RICs consisting of 255 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015), President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	106 RICs consisting of 257 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)

Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	45

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

ASCG-9/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Small Cap Growth Fund	$28,785	$29,682	$207	$0	$14,800	$12,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Small Cap Growth Fund	$15,007	$12,700

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: December 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: December 3, 2021